UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 6, 2023
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding NewtekOne, Inc.’s (“NewtekOne” or the “Company”) contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of NewtekOne's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause NewtekOne's actual results to differ materially from those described in the forward-looking statements can be found in NewtekOne's Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, which have been filed with the Securities and Exchange Commission and are available on NewtekOne's website (https://investor.newtekbusinessservices.com/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements made by or on behalf of NewtekOne speak only as to the date they are made, and NewtekOne does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 1.01.     Entry into a Material Definitive Agreement.

On February 28, 2023, the Company's subsidiary, Newtek Small Business Finance, LLC (“NSBF”) as Borrower, NSBF’s subsidiary CCC Real Estate Holding Co. LLC (“CCCRE”) and the Company as Guarantors, Capital One, National Association (“Capital One”) and UBS Bank USA as Lenders, and Capital One as Administrative Agent, entered into a Limited Waiver Agreement (the “Waiver Agreement”) in connection with the Fourth Amended and Restated Loan and Security Agreement, dated as of May 11, 2017 (as amended by that certain Omnibus Amendment to Loan Documents, dated as of May 31, 2018, that certain Omnibus Amendment No. 2 to Loan Documents, dated as of June 24, 2019, that certain Omnibus Amendment No. 3 to Loan Documents, dated as of September 13, 2019, and Omnibus Amendment No. 4 to Loan Documents, dated as of May 7, 2020, the “Loan Agreement”). Pursuant to the Waiver Agreement, the Lenders waived an event of default under the Loan Agreement relating to NSBF’s net income for the quarter ended on December 31, 2022. The foregoing summary of the Waiver Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the actual text of the Waiver Agreement, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Limited Waiver Agreement, dated February 28, 2023

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: March 6, 2023	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board